UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025

Corvus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Gateway Boulevard, Third Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2025, the Board of Directors (the “Board”) of Corvus Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), appointed Richard van den Broek to the Board. Mr. van den Broek was appointed as a Class II director with a term expiring at the 2027 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Mr. van den Broek was also appointed to the Audit Committee of the Board (the “Audit Committee”) and the Nominating Committee, effective April 8, 2025.

Pursuant to the Company’s non-employee director compensation program, as a non-employee director, Mr. van den Broek will receive (i) a $35,000 annual retainer for his service on the Board, earned on a quarterly basis and prorated for the remainder of the current calendar quarter and (ii) an automatic initial grant of a stock option to purchase 30,000 shares of Common Stock under the Company’s 2016 Equity Incentive Award Plan. Mr. van den Broek will receive additional annual cash compensation of $10,000 for his service as a member of the Audit Committee and an additional annual cash compensation of $4,000 for his service as a member of the Nominating Committee, both earned on a quarterly basis and prorated for the remainder of the current calendar quarter. Mr. van den Broek will also be eligible for subsequent equity awards in accordance with the Company’s non-employee director compensation program.

The foregoing description is qualified in its entirety by reference to the text of the Company’s non-employee director compensation program, the form of which was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2025.

In addition, Mr. van den Broek will enter into the Company’s standard indemnification agreement for directors and executive officers, the form of which was filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: April 9, 2025	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer